UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

Kernel Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39983	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 Madison Avenue, 8th Floor - Suite 8078 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(646) 908-2659

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share $0.0001 par value, and one-half of one redeemable warrant	KRNLU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the unit	KRNL	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KRNLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported on a Current Report on Form 8-K on February 6, 2024, on February 5, 2024, Kernel Group Holdings, Inc. (the “Company” or “Kernel”) received a notice (the “Notice”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, unless the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”), trading of the Company’s securities on The Nasdaq Capital Market would be suspended at the opening of business on February 14, 2024, due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. The Company timely requested a hearing before the Panel to appeal the Notice.

Nasdaq granted the Company’s hearing request, which hearing request stayed the suspension of trading of the Company’s securities on The Nasdaq Capital Market until the hearing process concluded and the Panel issued a written decision. A hearing on the matter was held on April 11, 2024.

On April 19, 2024, the Panel issued written notice of its decision to grant the Company’s request for an exception to its listing deficiencies until July 1, 2024 in view of the Company’s substantial steps toward closing its previously announced initial business combination with AIRO Group Holdings and its plan for achieving compliance with Nasdaq listing rules upon closing of the transaction for listing on The Nasdaq Capital Market.

Additional Information and Where to Find It

For additional information on the proposed business combination between AIRO Group Holdings and Kernel (the “Transaction”), please refer to the registration statement on Form S-4 filed by AIRO Group, Inc. (“ParentCo”) with the SEC on June 2, 2023 (as it may be amended from time to time) in connection with the Transaction, which includes a document that serves as a proxy statement of Kernel, referred to as a proxy statement/prospectus relating to the proposed Transaction. This Current Report on Form 8-K is not intended to be, and is not, a substitute for the proxy statement or any other document that Kernel or ParentCo has filed or may file with the SEC in connection with the proposed Transaction. Kernel’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed Transaction, as these materials will contain important information about ParentCo, Kernel, AIRO Group Holdings, and the proposed Transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Transaction will be mailed to shareholders of Kernel as of a record date to be established for voting on the proposed Transaction. Before making any voting or investment decision, investors and shareholders of Kernel are urged to carefully read the entire proxy statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Transaction. Kernel investors and shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Kernel Group Holdings, Inc., 515 Madison Avenue, Suite 8078, New York, NY 10022, Attention: Mr. Suren Ajjarapu.

No Offer or Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Kernel, AIRO Group Holdings and ParentCo and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Transaction described in this report under the rules of the SEC. Information about the directors and executive officers of Kernel is set forth in its Annual Report on Form 10-K filed with the SEC on March 12, 2024, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Kernel Group Holdings, Inc., 2 Rousseau Street, San Francisco, California 94112. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Kernel shareholders in connection with the proposed Transactions is set forth in the registration statement on Form S-4 containing a proxy statement/prospectus filed by ParentCo with the SEC with respect to the proposed Transactions. These documents can be obtained free of charge from the sources indicated herein.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transaction between ParentCo, Kernel and AIRO Group Holdings, including without limitation statements regarding the anticipated benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the implied enterprise value, future financial condition and performance of AIRO Group Holdings and the combined company after the closing and expected financial impacts of the proposed Transaction, the satisfaction of closing conditions to the proposed Transaction, the level of redemptions of Kernel’s public shareholders and the products and markets and expected future performance and market opportunities of AIRO Group Holdings. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Kernel’s securities; (ii) the risk that the proposed Transaction may not be completed by Kernel’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the approval of the business combination agreement by the shareholders of Kernel, the satisfaction of the minimum cash at closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the failure to achieve the minimum amount of cash available following any redemptions by Kernel’s shareholders; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) redemptions exceeding anticipated levels or the failure to meet the Nasdaq Stock Market’s initial listing standards in connection with the consummation of the proposed Transaction; (vii) the effect of the announcement or pendency of the proposed Transaction on AIRO Group Holdings’ business relationships, operating results, and business generally; (viii) risks that the proposed Transaction disrupts current plans and operations of AIRO Group Holdings; (ix) the outcome of any legal proceedings that may be instituted against AIRO Group Holdings or against Kernel related to the business combination agreement or the proposed Transaction; (x) changes in the markets in which AIRO Group Holdings competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) risk that AIRO Group Holdings may not be able to execute its growth strategies; (xiii) risks related to future pandemics, including supply chain disruptions; (xiv) risk that AIRO Group Holdings may not be able to develop and maintain effective internal controls; (xv) costs related to the proposed Transaction and the failure to realize anticipated benefits of the proposed Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; (xvi) the ability to recognize the anticipated benefits of the proposed Transaction and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of AIRO Group Holdings to grow and manage growth economically and hire and retain key employees; (xvii) the risk that AIRO Group Holdings may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xviii) the ability to develop, license or acquire new therapeutics; (xix) the risk that AIRO Group Holdings will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xx) the risk that AIRO Group Holdings, post-combination, experiences difficulties in managing its growth and expanding operations; (xxi) the risk of product liability or regulatory lawsuits or proceedings relating to AIRO Group Holdings’ business; (xxii) the risk of cyber security or foreign exchange losses; (xxiii) the risk that AIRO Group Holdings is unable to secure or protect its intellectual property; and (xxiv) those factors discussed in ParentCo’s filings with the SEC and that that will be contained in the proxy statement/prospectus relating to the proposed Transaction.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement, and other documents to be filed by ParentCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while ParentCo, AIRO Group Holdings and Kernel may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither ParentCo, AIRO Group Holdings nor Kernel gives any assurance that ParentCo, AIRO Group Holdings or Kernel, or the combined company, will achieve its expectations. These forward-looking statements should not be relied upon as representing ParentCo’s, Kernel’s or AIRO Group Holdings’ assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERNEL GROUP HOLDINGS, INC.

Date: April 23, 2024	By:	/s/ Suren Ajjarapu
Suren Ajjarapu
Chief Executive Officer